Exhibit 10.21

EXECUTION COPY

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this “Fifth Amendment”), dated as of January 31, 2011, by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), GENERAL MARITIME SUBSIDIARY CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”), NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”), the undersigned pledgors (the “Pledgors”) party to the Pledge Agreement (as defined below), and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Pledgee under the Pledge Agreement and Deposit Account Bank (in such capacities, the “Pledgee”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement or Pledge Agreement, as applicable, are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 20, 2008 and amended on October 27, 2009, December 18, 2009, July 12, 2010 and December 22, 2010 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, the Pledgors and the Pledgee are parties to a Pledge and Security Agreement, dated as of October 31, 2005 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Pledge Agreement”); and

WHEREAS, subject to the terms and conditions of this Fifth Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement and the Pledge Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Waiver to Credit Agreement.

1.             Notwithstanding anything to the contrary contained in the Credit Agreement, the Required Lenders hereby waive the Borrower’s obligation to deliver the officer’s certificate under Section 9.02(i) in connection with any sale of Mortgaged Vessels on or prior to June 30, 2011 including, without limitation, the Genmar Princess and the Genmar Gulf

2.             Notwithstanding anything to the contrary contained in the Credit Agreement, the Required Lenders hereby waive the Minimum Cash Balance covenant set forth in Section 9.07 of the Credit Agreement through February 28, 2011 and any Event of Default under Sections 10.02, 10.03 and/or 10.04 arising therefrom (the “Waiver”); provided that the Waiver shall cease to be of any force or effect on the earlier of (x) February 28, 2011 and (ii) any failure by the Parent to deliver Cash Flow Projections set forth in Section II(1)(B) below for more than one Business Day after written notice thereof from the Administrative Agent to the Parent, after which time the failure of the Parent to meet such Minimum Cash Balance covenant shall constitute an immediate Event of Default under the Credit Agreement without regard to this Fifth Amendment.

II.            Amendments to Credit Agreement.

1.             Section 9.02(i) of the Credit Agreement is hereby amended by (x) deleting the text “provided further that in the case of both clause (x) and (y) above, that the Borrower shall have delivered to the Administrative Agent” appearing in said Section and inserting the text “provided, further, that in the case of both clauses (x) and (y) above, the Borrower shall have delivered to the Administrative Agent (I)” in lieu thereof and (y) inserting the text “and (II) at least three Business Days (or such other period as shall be agreed by the Borrower and the Administrative Agent) prior written notice of the proposed sale, lease or other disposition of a Mortgaged Vessel, which notice shall set forth the expected closing date of such sale, lease or other disposition and the date of the corresponding repayment of Loans and/or reduction of Commitments” immediately preceding the semi-colon “;” at the end of said Section.

2.             Section 9.06 of the Credit Agreement is hereby amended by deleting the text “other than in the ordinary course of business and” appearing in said Section and inserting the text “unless” in lieu thereof.

III.           Amendments to Pledge Agreement.

1.             The definition of “Concentration Accounts” appearing in Section 2 of the Pledge Agreement is hereby amended and restated in its entirety as follows:

“Concentration Accounts” shall mean any account held at any time by a Pledgor (including, without limitation, a Pledgor that becomes a party to this Agreement by executing a joinder hereto) into which any earnings constituting Earnings and Insurance Collateral (as defined in the Credit Agreement) are deposited.

2.             The definition of “Earnings Collateral” appearing in Section 2 of the Pledge Agreement is hereby amended and restated in its entirety as follows:

“Earnings Collateral” shall mean “Earnings and Insurance Collateral” as defined in the Credit Agreement.

IV.           Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Fifth Amendment,

(A)          each of the Parent and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fifth Amendment Effective Date (as defined below) after giving effect to this Fifth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and the Pledge Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both before and after giving effect to this Fifth Amendment, with the same effect as though such

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representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

(B)           the Parent agrees to deliver, on the Fifth Amendment Effective Date and by no later than Friday of each calendar week thereafter to and including February 25, 2011, cash flow projections for the Parent and its Subsidiaries (the “Cash Flow Projections”) for the 13-week period beginning on the calendar week in which such Cash Flow Projections are due, which Cash Flow Projections shall (i) be based on information available, and projections made, as of the last Business Day of the immediately preceding calendar week and (ii) include a variance report describing in reasonable detail the variance(s) in actual cash flow from projected cash flow for the week ended on such last Business Day.

2.             This Fifth Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.             This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of any executed counterpart of this Fifth Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

4.             THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

5.             This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when (i) the Parent, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com); (ii) the Borrower shall have paid a non-refundable cash fee of $10,000 to each Lender party hereto, which fee shall be earned by each such Lender on the Fifth Amendment Effective Date and made payable to the Administrative Agent for distribution to such Lenders; (iii) the Borrower shall have paid to the Administrative Agent all outstanding fees and expenses in connection with the Fifth Amendment (including, without limitation, the fees

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and expenses of White & Case LLP); and (iv) the Administrative Agent shall have received a copy of a valid waiver, in form and substance reasonably satisfactory to the Administrative Agent, from the Required Lenders under and as defined in each of (i) the Credit Agreement, dated as of July 16, 2010, among the Parent, General Maritime Subsidiary II Corporation, as borrower, the lenders from time to time party thereto and Nordea Bank Finland plc, New York Branch, as administrative agent (as amended from time to time to, but not including, the date hereof) and (ii) the Credit Agreement, dated as of October 4, 2010, among the Parent, Arlington Tankers Ltd., as borrower, the lenders from time to time party thereto and Nordea Bank Finland plc, New York Branch, as administrative agent (as amended from time to time to, but not including, the date hereof), of the minimum cash balance covenants set forth therein and any events of default arising therefrom, which waiver shall in each case be effective in accordance with its terms.

6.             The Parent, the Borrower and each Subsidiary Guarantor as debtor, grantor, pledgor or assignor, or in any other similar capacity in which the Parent, the Borrower and each Subsidiary Guarantors grant liens or security interests in their respective property or otherwise act as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Parent, the Borrower and each Subsidiary Guarantor granted liens on or security interests in any of its property pursuant to any such Credit Document as security for the Parent, the Borrower and each Subsidiary Guarantor’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grants of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  The Parent, the Borrower and each Subsidiary Guarantor hereby consents to this Fifth Amendment and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as otherwise provided herein, the execution of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

7.             From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Fifth Amendment Effective Date.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

GENERAL MARITIME CORPORATION
(formerly General Maritime Corporation),
as the Parent and a Pledgor

By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Executive Vice President, Chief Financial
Officer

GENERAL MARITIME SUBSIDIARY
CORPORATION (formerly General Maritime
Corporation),
as the Borrower and a Pledgor

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Secretary

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

GMR DAPHNE LLC
GMR AGAMEMNON LLC
GMR AJAX LLC
GMR ALEXANDRA LLC
GMR ARGUS LLC
GMR CONSTANTINE LLC
GMR DEFIANCE LLC
GMR ELEKTRA LLC
GMR GEORGE T. LLC
GMR GULF LLC
GMR HARRIET G. LLC
GMR HOPE LLC
GMR HORN LLC
GMR KARA G. LLC
GMR MINOTAUR LLC
GMR ORION LLC
GMR PHOENIX LLC
GMR PRINCESS LLC
GMR PROGRESS LLC
GMR REVENGE LLC
GMR SPYRIDON LLC
GMR ST. NIKOLAS LLC
GMR STRENGTH LLC,
as Pledgors and Subsidiary Guarantors

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Manager

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

ARLINGTON TANKERS LTD.
VICTORY LTD.
COMPANION LTD.
COMPATRIOT LTD.
CONSUL LTD.
GMR CHARTERING LLC,
as Pledgors and Subsidiary Guarantors

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Vice President and Treasurer

GMR ADMINISTRATION CORP.,
as a Pledgor and a Subsidiary Guarantor

By:	/s/ John P. Tavlarios
	Name:	John P. Tavlarios
	Title:	President

GENERAL MARITIME MANAGEMENT LLC,
as a Pledgor and a Subsidiary Guarantor

By:	/s/ Peter Bell
	Name:	Peter Bell
	Title:	Manager & Commercial Director

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

GENERAL MARITIME MANAGEMENT
(PORTUGAL) LLC,
as a Pledgor and a Subsidiary Guarantor

By:	/s/ Rui Jorge Pais Pereira_
	Name:	Rui Jorge Pais Pereira
	Title:	Manager

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

THE COMMON SEAL of
GENERAL MARITIME CREWING PTE. LTD., as a Pledgor and a Subsidiary Guarantor
was hereunto affixed by

By:	/s/ James Edward Paisley
	Name:	James Edward Paisley
	Title:	Director

By:	/s/ Cher Choon Teck
	Name:	Cher Choon Teck
	Title:	Secretary

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

GENERAL MARITIME MANAGEMENT
(PORTUGAL), LDA. and a Subsidiary
Guarantor,
as a Pledgor

By:	/s/ Rui Jorge Pais Pereira
	Name:	Rui Jorge Pais Pereira
	Title:	Manager

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

LIMITED “GENERAL MARITIME CREWING”,
as a Pledgor and a Subsidiary Guarantor

By:	/s/ Gennadiy Liventsov
	Name:	Gennadiy Liventsov
	Title:	Director

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent, Collateral Agent, Pledgee under the Pledge and Security Agreement and Deposit Account Bank

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Gerald E. Chelius, Jr.
	Name:	Gerald E. Chelius, Jr.
	Title:	SVP Credit

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

Allied Irish Banks, p.l.c.

By:	/s/ Matt Toolan
	Name:	Matt Toolan
	Title:	Head of Infrastructure, London

By:
Name:
Title:

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

BNP PARIBAS

BNP Paribas’s approval is subject to the following conditions:

1.              The 2001-built VLCC, Genmar Vision, is to be provided as additional collateral (on a first priority mortgage basis) as soon as this vessel becomes unencumbered.

2.              The practice of preparing and delivering the 13-week cash flow projections on a weekly basis for the benefit of the lenders is to be continued through year-end 2011.

3.              The waiver (concerning the Borrower’s obligation to deliver the officer’s certificate under Section 9.02(i)) should not allow for the waiving of the pro forma compliance on the ‘Collateral Maintenance’ covenant test.

By:	/s/ Guillaume Deve
	Name:	Guillaume Deve
	Title:	Managing Director

By:	/s/ Kevin O’Hara
	Name:	Kevin O’Hara
	Title:	Director

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

Bank of Scotland

By:	/s/ Shelley Morrison
	Name:	Shelley Morrison
	Title:	Associate Director

By:
Name:
Title:

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

CITIBANK N.A.

By:	/s/ Michael Parker
	Name:	Michael Parker
	Title:	Industry Head, Global Shipping & Logistics

By:	N/A
Name:
Title:

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

CREDIT INDUSTRIEL ET COMMERCIAL,

By:	/s/ Andrew McKuin
	Name:	Andrew McKuin
	Title:	Vice President

By:	/s/ Adrienne Molloy
	Name:	Adrienne Molloy
	Title:	Vice President

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

DANISH SHIP FINANCE A/S
(DANMARKS SKIBSKREDIT A/S)

By:	/s/ Ole Staergaard
	Name:	Ole Staergaard
	Title:	Senior Relationship Manager

By:	/s/ Erik I. Lassen
	Name:	Erik I. Lassen
	Title:	CEO

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

DnB NOR Bank ASA

By:	/s/ Nikolai A. Nachamkin
	Name:	Nikolai A. Nachamkin
	Title:	Senior Vice President

By:	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	Senior Vice President

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

Lloyds TSB Bank plc

By:	/s/ Shelley Morrison
	Name:	Shelley Morrison
	Title:	Associate Director

By:
Name:
Title:

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

SANTANDER UK PLC

By:	/s/ G A Faulkner
	Name:	G A Faulkner
	Title:	Head of Structured Finance

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Roger Gifford
	Name:	Roger Gifford
	Title:	Head of London Branch

By:	/s/ Malcolm Stonehouse
	Name:	Malcolm Stonehouse
Title:

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement

SIGNATURE PAGE TO WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY COPORATION, THE PLEDGORS PARTY TO THE PLEDGE AND SECURITY AGREEMENT, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, PLEDGEE UNDER THE PLEDGE AND SECURITY AGREEMENT AND DEPOSIT ACCOUNT BANK

NAME OF INSTITUTION:

UniCredit Bank AG

By:	/s/ Ulli Gohring
	Name:	Ulli Gohring
	Title:	Assistant Vice President

By:	/s/ Torsten Heise
	Name:	Torsten Heise
	Title:	Associate Director

Signature page to $900M General Maritime Amendment to Amended and Restated Credit Agreement; Pledge and Security Agreement